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                                                                 EXHIBIT 23.1(B)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of The BISYS Group, Inc. of our report dated August 15, 2000 relating to the financial statements of Pictorial Holdings, Inc., which appears in The BISYS Group, Inc.'s Current Report on Form 8-K/A dated September 15, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                            /s/ PricewaterhouseCoopers LLP
                                            ------------------------------
                                            PricewaterhouseCoopers LLP

Columbus, Ohio
June 1, 2001